UNITED STATES

SECURITIES AND EXCHANE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      June 13, 2018

PETROGRESS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55854	27-2019626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

757 Third Avenue, Suite 2110, New York, New York		10017
(Address of Principal Executive Office)		(Zip Code)

Registrant's telephone number, including area code: 212-376-5228

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 -- Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 13, 2018, Petrogress, Inc. (“the Company”) entered into an Amendment No. 3 to Employment Agreement (the “Employment Agreement”) with Christos Traios, President and Chief Executive Officer of the Company, pursuant to which the parties modified the terms of Preferred Stock compensation granted to Mr. Traios.

Item 9.01 -- Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description

10.1

Employment Agreement dated April 1, 2016 by and between Petrogress, Inc. and Christos Traios (Incorporated herein by reference to Exhibit 10.2 to the Company’s Annual Report on Form 10-K filed with the Commission on April 13, 2017).**

10.2

Amendment to Employment Agreement dated January 12, 2018 by and between Petrogress, Inc. and Christos Traios (Incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K as filed with the Commission on January 12, 2018).**

10.3

Amendment No. 2 to Employment Agreement dated May 9, 2018, by and between Christos Traios and Petrogress, Inc. (Incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K as filed with the Commission on May 10, 2018)**

10.4	Amendment No. 3 to Employment Agreement dated June 13, 2018, by and between Christos Traios and Petrogress, Inc.* **

* Filed herewith.

** Signifies a management agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 13, 2018

PETROGRESS, INC. /s/ Christos Traios Christos Traios, President and CEO

EXHIBIT INDEX

Exhibit	Description

10.1

Employment Agreement dated April 1, 2016 by and between Petrogress, Inc. and Christos Traios (Incorporated herein by reference to Exhibit 10.2 to the Company’s Annual Report on Form 10-K filed with the Commission on April 13, 2017).**

10.2

Amendment to Employment Agreement dated January 12, 2018 by and between Petrogress, Inc. and Christos Traios (Incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K as filed with the Commission on January 12, 2018).**

10.3

Amendment No. 2 to Employment Agreement dated May 9, 2018, by and between Christos Traios and Petrogress, Inc. (Incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K as filed with the Commission on May 10, 2018)**

10.4	Amendment No. 3 to Employment Agreement dated June 13, 2018, by and between Christos Traios and Petrogress, Inc.* **

* Filed herewith.

** Signifies a management agreement.